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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) August 14, 2002
                                                 -----------------------

                                      UICI
             (Exact name of registrant as specified in its charter)


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
                  Delaware                         001-14953              75-2044750
---------------------------------------------   ----------------     -------------------
(State or other jurisdiction of incorporation   (Commission File        (IRS Employer
              or organization)                      Number)          Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                             75244
-------------------------------------------                          ----------
  (Address of principal executive offices)                           (Zip Code)
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Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         Representatives of UICI will make a presentation to certain of its independent agents associated with UGA -- Association Field Services (a division of The MEGA Life and Health Insurance Company, a subsidiary of the Company) and Cornerstone Marketing of America (a division of Mid-West National Life Insurance Company of Tennessee, a subsidiary of the Company) in Las Vegas, Nevada on Wednesday, August 14, 2002.

         At the presentation, the Company anticipates that it will give some specific, previously undisclosed, guidance with respect to expected 2002 results of operations by business segment. The specific information to be presented is included on the slides filed herewith as Exhibit 99.1.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

         Certain statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those included in the forward-looking statements. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: changes in general economic conditions, including the performance of financial markets, and interest rates; competitive, regulatory or tax changes that affect the cost of or demand for the Company's products; health care reform; the ability to predict and effectively manage claims related to health care costs; and reliance on key management and adequacy of claim liabilities.

         The Company's future results will depend in large part on accurately predicting health care costs incurred on existing business and upon the Company's ability to control future health care costs through product and benefit design, underwriting criteria, utilization management and negotiation of favorable provider contracts. Changes in mandated benefits, utilization rates, demographic characteristics, health care practices, provider consolidation, inflation, new pharmaceuticals/technologies, clusters of high-cost cases, the regulatory environment and numerous other factors are beyond the control of any health plan provider and may adversely affect the Company's ability to predict and control health care costs and claims, as well as the Company's financial condition, results of operations or cash flows. Periodic renegotiations of hospital and other provider contracts coupled with continued consolidation of physician, hospital and other provider groups may result in increased health care costs and limit the Company's ability to negotiate favorable rates. Recently, large physician practice management companies have experienced extreme financial difficulties, including bankruptcy, which may subject the Company to increased credit risk related to provider groups and cause the Company to incur duplicative claims expense. In addition, the Company faces competitive pressure to contain premium prices. Fiscal concerns regarding the continued viability of government-sponsored programs such as Medicare and Medicaid may cause decreasing reimbursement rates for these programs. Any limitation on the Company's ability to increase or maintain its premium levels, design products, implement underwriting criteria or negotiate competitive provider contracts may adversely affect the Company's financial condition or results of operations.

         The Company's Academic Management Services Corp. business could be adversely affected by changes in the Higher Education Act or other relevant federal or state laws, rules and regulations and the programs implemented thereunder may adversely impact the education credit market. In addition, existing legislation and future measures by the federal government may adversely affect the amount and nature of federal financial assistance available with respect to loans made through the U.S. Department of Education. Finally the level of competition currently in existence in the secondary market for loans made
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under the Federal Loan Programs could be reduced, resulting in fewer potential buyers of the Federal Loans and lower prices available in the secondary market for those loans.

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 PowerPoint slides to be included in a presentation to be made to independent agents associated with UGA -- Association Field Services and Cornerstone Marketing of America in Las Vegas, Nevada on Wednesday, August 14, 2002.

Exhibit 99.2 Copy of Certification of Gregory T. Mutz and Mark D. Hauptman, the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, submitted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002 (submitted for informational purposes only),

ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of UICI (the "Company") for the period ended June 30, 2002 (the "Report"), Gregory T. Mutz and Mark D. Hauptman, the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

A copy of the Certification is attached to this Report on Form 8-K as Exhibit
99.2 solely for informational purposes

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              UICI
                                                    ----------------------------
                                                           (Registrant)

Date     August 14, 2002                     By     /s/ Mark D. Hauptman
     ----------------------                         ----------------------------
                                                        Mark D. Hauptman
                                                        Vice President and Chief
                                                        Financial Officer


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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
Exhibit 99.1   PowerPoint slides to be included in a presentation to be made to independent agents associated with UGA -- Association Field
               Services and Cornerstone Marketing of America in Las Vegas,
               Nevada on Wednesday, August 14, 2002.

Exhibit 99.2 Copy of Certification of Gregory T. Mutz and Mark D. Hauptman, the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, submitted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002 (submitted for informational purposes only),
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